PLAN OF EXCHANGE
                                    BY WHICH
                          HAIRMAX INTERNATIONAL, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                        ARCOTECT DIGITAL TECHNOLOGY LTD.
              (A CORPORATION ORGANIZED UNDER THE LAWS OF HONG KONG)

     I.  RECITALS                                                           1

1.  The  Parties  to  this  Agreement:                                      1
     (1.1)  Hairmax  International,  Inc.                                   1
     (1.2)  Arcotect  Digital  Technology  Ltd.                             1
     (1.3)  Edward  A.  Roth                                                1
     (1.4)  Arcotect  Shareholders                                          1

2.  The  Capital  of  the  Parties:                                         1
     (2.1)  The  Capital  of  HRMX                                          1
     (2.2)  The  Capital  of  Arcotect                                      1

3.  Transaction  Descriptive  Summary:                                      1

4.  SEC  compliance.                                                        2

5.  Nevada  compliance.                                                     2

6.  Audited  Financial  Statements.                                         2

     II.  PLAN  OF  EXCHANGE                                                3

1.  Conditions  Precedent  to  Closing.                                     3
     (1.1)  Shareholder  Approval.                                          3
     (1.2)  Board  of  Directors.                                           3
     (1.3)  Due  Diligence  Investigation.                                  3
     (1.4)  The  rights  of  dissenting  shareholders                       3
     (1.5)  All  of  the  terms,  covenants  and  conditions                3
     (1.6)  The  representations  and  warranties                           3
     (1.7)  Certificate  of  The  Majority  Shareholders                    4

2.  Conditions  Concurrent  and  Subsequent  to  Closing.                   4
     (2.1)  Stock  Transfer  and  new  issuance.                            4

3.  Plan  of  Exchange                                                      5
     (3.1)  Exchange  of  Shares:                                           5
     (3.2)  Conversion  of  Outstanding  Stock:                             5
     (3.3)  Closing/Effective  Date:                                        5
     (3.4)  Surviving  Corporations                                         5
     (3.5)  Rights  of  Dissenting  Shareholders:                           5
     (3.6)  Service  of  Process:                                           5
     (3.7)  Surviving  Articles  of  Incorporation:                         5
     (3.8)  Surviving  By-Laws:                                             5
     (3.9)  Further  Assurance,  Good  Faith  and  Fair  Dealing:           5
     (3.10) General  Mutual  Representations  and  Warranties.              6
          (3.10.1)  Organization  and  Qualification.                       6
          (3.10.2)  Corporate  Authority.                                   6
          (3.10.3)  Ownership  of  Assets  and  Property.                   6
          (3.10.4)  Absence  of  Certain  Changes  or  Events.              6
          (3.10.5)  Absence  of  Undisclosed  Liabilities.                  7
          (3.10.6)  Legal  Compliance.                                      7
          (3.10.7)  Legal  Proceedings.                                     8
          (3.10.8)  No  Breach  of  Other  Agreements.                      8
          (3.10.9)  Capital  Stock.                                         8
          (3.10.10) SEC  Reports,  Liabilities  and  Taxes                  8
          (3.10.11) Brokers'  or  Finder's  Fees                            8
     (3.11) Post  Closing  Covenants                                        9
     (3.12) Miscellaneous  Provisions                                       9
          (3.12.1)                                                          9
          (3.12.2)                                                          9
          (3.12.3)                                                          9
          (3.12.4)                                                          9
          (3.12.5)                                                          9
          (3.12.6)                                                          9

4.  Termination.                                                           10

5.  Simultaneous  Signing  and  Closing                                    10

6.  Execution  in  Counterparts

Signatures



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

                                PLAN OF EXCHANGE
                                    BY WHICH
                          HAIRMAX INTERNATIONAL, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                        ARCOTECT DIGITAL TECHNOLOGY LTD.
              (A CORPORATION ORGANIZED UNDER THE LAWS OF HONG KONG)

THIS PLAN OF EXCHANGE is made and dated this 28th day of December, 2004 and shall be construed and enforced together with the Letter of Intent signed between the parties on December 14, 2004 (the "LOI") and the Escrow Agreement signed on December 14, 2004 (the "Escrow Agreement"). To the extent that there may be any inconsistency or conflict among this Agreement, the LOI and/or the Escrow Agreement, the Escrow Agreement shall prevail. This Agreement anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by any party during the due diligence phase.


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


                                  I. RECITALS

1.   THE  PARTIES  TO  THIS  AGREEMENT:11. THE PARTIES TO THIS LETTER OF INTENT:

     (1.1)  HAIRMAX  INTERNATIONAL,  INC. ("HRMX"),  a  Nevada  corporation.

     (1.2) ARCOTECT DIGITAL TECHNOLOGY LTD ("ADT"), a corporation organized under the laws of Hong Kong.

     (1.3) EDWARD A ROTH, President of HRMX, and, together with his wife, Alisha Roth, being the majority shareholders of HRMX (the "Majority Shareholders of HRMX").

     (1.4) THE INDIVIDUAL SHAREHOLDERS OF ADT whose names are set forth on the signature page hereof (the "ADT Shareholders").

2.   THE  CAPITAL  OF  THE  PARTIES:

     (2.1) THE CAPITAL OF HRMX consists of 500,000,000 shares of common voting stock of $0.001 par value authorized, of which 206,921,001 shares are issued and outstanding. HRMX intends to undertake a 100 for 1 reverse stock split which would result in the total number of outstanding shares being reduced to 2,069,210. HRMX also has 40,000,000 shares of Series A convertible preferred stock of $.001 par value authorized, of which 2,850,000 shares are issued and outstanding, and 1,000 shares of Series B convertible preferred stock, of which none are issued and outstanding.

     After consummation of the transactions contemplated herein, the parties intend that ADT Shareholders will own 90.62% of the issued and outstanding shares of common stock of HRMX.

     (2.2) THE CAPITAL OF ADT consists of HK$10,000 in registered capital, which for the purposes of this Agreement, is referred to as "common stock" or "capital stock".

3. TRANSACTION DESCRIPTIVE SUMMARY: HRMX desires to acquire ADT and the ADT Shareholders wish ADT to be acquired by a public company. The ADT Shareholders will exchange 100% of the capital stock of ADT for (i) 2,850,000 outstanding shares of HRMX Series A convertible preferred stock such transfer to be made on the date of execution of this Agreement and (ii) 20,000,000 (post-reverse stock split) new shares of HRMX common stock to be transferred to the ADT Shareholders on the Closing Date which shall in no event be later than January 7, 2005. In addition, the ADT Shareholders will make the second of two payments to the Majority Shareholders of HRMX of $400,000 in the aggregate, the first payment having already been paid in escrow pursuant to the Escrow Agreement. The parties intend that the transactions qualify and meet the Hong Kong Inland Revenue Department and US Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized for the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

4. SEC COMPLIANCE. HRMX shall cause the filing and the mailing to its stockholders of an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, before Closing.

5. NEVADA COMPLIANCE. Articles of Exchange are required to be filed by Nevada law as the last act to make the acquisition final and effective under Nevada law.

6. AUDITED FINANCIAL STATEMENTS. Certain filings under the Securities Exchange Act of 1934, such as a Current Report on Form 8-K, require audited financial statements of ADT to be filed with the SEC within 71 calendar days after Closing. In connection with HRMX's (or as its name may be changed by agreement of the parties) filing of a Current Report on Form 8-K after Closing, as it relates to this transaction, audited financial statements of ADT will be prepared and filed with the SEC.



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

                              II. PLAN OF EXCHANGE

1.   CONDITIONS  PRECEDENT  TO  CLOSING.

     (1.1) SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for this transaction, if required, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.2) BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party certain corporate and financial information to conduct its respective due diligence. If any party determines that there is a reason not to complete this Agreement as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on the Closing Date. The Closing Date shall occur on the date mutually agreed upon by the parties, subject to the meeting of various regulatory requirements and the fulfillment of all the conditions precedent.

     (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Agreement.

     (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of this Agreement to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in this Agreement , except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at Closing with the same force and effect as if such representations and warranties are made at and as of such time; and each corporate party hereto shall provide the other with a certificate, certified either individually or by an officer, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in a form reasonably satisfactory to the other. In addition, it shall be a condition precedent of ADT's obligation to consummate the transactions contemplated herein that a certificate of good standing on HRMX shall have been delivered to it by the Secretary of State of Nevada.

     (1.7) CERTIFICATE OF THE MAJORITY SHAREHOLDERS OF HRMX. It shall be a condition precedent to the obligation of ADT and the ADT Shareholders to consummate the transactions contemplated herein that a certificate of the Majority Shareholders of HRMX in substantially the following form be delivered to them on the date of execution:

     (I) HRMX is a corporation duly organized, validly existing and in good standing underthe laws of the State of Nevada and has all requisite corporate power to own, operate and lease its properties and assets and to carry on its business.
     (II) The authorized capitalization and the number of issued and outstanding capital shares of HRMX are accurately and completely set forth in this Agreement.
     (III)The issued and outstanding shares of HRMX (including the 20,000,000 (post-reverse stock split) new shares of HRMX common stock to be issued to the ADT Shareholders at Closing) have been or (as the case may be) will be duly authorized and validly issued and are fully paid and non-assessable.
     (IV) HRMX currently has the full right, power and authority to sell, transfer and deliver 2,850,000 shares of its series A convertible preferred stock and, pending its de-registration as a US Business Development Corporation, will have the full right, power and authority to sell, transfer and deliver 20,000,000 (post-reverse stock split) shares of its common stock to the ADT Shareholders, and, upon delivery of the certificates representing such shares as contemplated in this Agreement , will transfer to the ADT Shareholders good, valid and marketable title thereto, free and clear of all liens.
     (V) The holders of HRMX's series A convertible preferred shares shall (a) be entitled to receive common stock dividends or other distributions when, as, and if declared by the directors of HRMX, with the holders of the common stock on an as converted basis; (b) be convertible, at the option of the holder thereof, at any time after the date of issuance into 200 shares of fully paid and nonassessable shares of HRMX common stock and upon conversion; and (c) shall entitle holders of such converted common stock to notice of any shareholders' meeting and to vote as a single class upon any matter submitted to the shareholders for a vote on the basis that the holders of each series of Preferred Stock shall have one vote for each full share of common stock into which share of such series would be convertible on the date for the vote relative to the single vote per share of Common Stock held as of such date.
     (VI) To the best of his knowledge, there is no litigation, proceeding or governmental investigation pending or threatened against or relating to HRMX.
     (VII)HRMX has taken all steps in connection with this Agreement and the issuance of shares thereunder which are necessary to effect and validly complete the transactions contemplated in this Agreement and to comply in all material respects with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as well as the rules and regulations promulgated pursuant thereto.

     (1.8) TRANSFER OF OUTSTANDING STOCK. On the execution date of this Agreement, the Majority Shareholders of HRMX shall have transferred to the ADT Shareholders 2,850,000 shares of its Series A convertible preferred stock.

     (1.9) BOARD CONTROL. HRMX and the Majority Shareholders of HRMX shall effect the resignations of all of then current directors of HRMX prior to the Closing Date and the ADT Shareholders shall have effected a change of control over HRMX with the appointment of all of the new directors.

     (1.10) REGULATORY FILINGS. HRMX and the Majority Shareholders of HRMX having procured all necessary regulatory filings, consents and approvals to complete, validate and give effect to all of the transactions contemplated in this Agreement up to the Closing Date.

2.   CONDITIONS  CONCURRENT  AND SUBSEQUENT TO CLOSING.

     (2.1) REGULATORY FILINGS. HRMX and the Majority Shareholders of HRMX shall procure all necessary regulatory filings, consents and approvals to complete, validate and give effect to all of the post-Closing transactions contemplated in this Agreement.

     (2.2) REVERSE STOCK SPLIT. Following the date of execution of the Agreement and in no event later than January 7, 2005, the 100:1 reverse stock split authorized by HRMX and the Majority Shareholders of HRMX on November 22, 2004 having become effective.

     (2.3) TRANSFER OF NEW STOCK. Within twelve days to the Closing Date, HRMX shall have transferred the issued 20,000,000 (post-reverse stock split) new shares of HRMX common stock to the ADT Shareholders.

3.   PLAN  OF  EXCHANGE

     (3.1) EFFECTIVE AND CLOSING DATES. This Agreement shall become effective immediately upon approval and execution by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Exchange, if applicable under State Law. Closing shall occur when all such requirements have been met and when all of the conditions precedent have been fulfilled. The Closing deliveries shall be made pursuant to the terms of the Escrow Agreement and the LOI. The parties anticipate the filing of a Schedule 14-F Information Statement within 10 days after Closing.

     (3.2) SURVIVING CORPORATIONS. Both corporate parties hereto shall survive the exchange and reorganization herein contemplated and shall continue to be governed by the laws of its place of incorporation and its constituent documents.

     (3.3) RIGHTS OF DISSENTING SHAREHOLDERS. Each corporate party is the entity responsible for the rights of its own dissenting shareholders, if any.

     (3.4) SERVICE OF PROCESS AND ADDRESS. Each of the corporate parties hereto shall continue to be amenable to service of process in its own place of incorporation, exactly as before this acquisition. The address of HRMX is 9900 West Sample Road, Suite 300, Coral Springs, Florida 33065. The address of ADT is Suite B, 27/F K. Wah Center, 191 Java Road, North Point, Hong Kong. The address of the ADT Shareholders is in care of ADT at Suite B, 27/F K. Wah Center, 191 Java Road, North Point, Hong Kong.

     (3.5) SURVIVING ARTICLES OF INCORPORATION. the Articles of Incorporation and Memoranda of Assocation of each of the corporate parties hereto shall remain in full force and effect, unchanged.

     (3.6) SURVIVING BY-LAWS. the By-Laws and Articles of Association of each of the corporate parties hereto shall remain in full force and effect, unchanged.

     (3.7) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING. the Directors of each corporate party hereto shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both of the corporate partieshereto covenant expressly hereby to deal fairly and in good faith with each other and each other's shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

     (3.8) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. Each of the parties hereto severally warrant and represent to the others that unless otherwise provided all of the following representations and warranties are or will be true immediately before Closing:

          (3.8.1) ORGANIZATION AND QUALIFICATION. Each corporate party hereto is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

          (3.8.2) CORPORATE AUTHORITY. Each corporate party hereto has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

          (3.8.3) OWNERSHIP OF ASSETS AND PROPERTY. Each corporate party hereto has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

          (3.8.4) MAJORITY SHAREHOLDING. After consummation of the transactions provided for herein, the ADT Shareholders will own 90.62% of the issued and outstanding shares of common stock of HRMX.

          (3.8.5) STATUS OF PUBLIC COMPANY. HRMX will retain its status as a public company during and after all of the transactions provided for herein are completed.

          (3.8.6) DISCHARGE OF ASSETS AND LIABILITIES. All of the assets and liabilities of HRMX as at the date of execution have been disposed of or discharged (as the case may be).

          (3.8.7) ABSENCE OF CERTAIN CHANGES OR EVENTS. Neither of the corporate parties hereto has had any material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable. Specifically, and without limitation:

             (3.8.7-A) the business of each corporate party hereto shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

             (3.8.7-B) Neither of the corporate parties hereto shall (i) amend its Articles of Incorporation or By-Laws (except in the case of HRMX's proposed amendment to its Articles of Incorporation to effect the corporate name change),
(ii) change the number of authorized or outstanding shares of its capital stock, except as set forth in the preceding clauses, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

             (3.8.7-C) Neither of the corporate parties hereto shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock, (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class (except for the intended transfer of shares of common stock and series A preferred stock) or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

             (3.8.7-D) Except in the ordinary course of business, none of the parties hereto shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees
(iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

             (3.8.7-E) None of the parties hereto shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

             (3.8.7-F) None of the parties hereto shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

          (3.8.8) ABSENCE OF UNDISCLOSED LIABILITIES. Each of the corporate parties hereto has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

          (3.8.9) LEGAL COMPLIANCE. Each of the corporate parties hereto shall comply in all material respects with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

          (3.8.10) LEGAL PROCEEDINGS. Each of the corporate parties hereto has no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

          (3.8.11) NO BREACH OF OTHER AGREEMENTS. This Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by any party, which has not been disclosed to the other parties.

          (3.8.12) CAPITAL STOCK. The issued and outstanding shares of each of the corporate parties hereto is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such corporation.

          (3.8.13) SEC REPORTS, LIABILITIES AND TAXES. (i) HRMX has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since the date of its registration under the Securities Exchange Act of 1934 (collectively, including all exhibits thereto, the "HRMX SEC Reports"). None of the HRMX SEC Reports, as of their respective dates, contained any untrue statements of material fact or failed to contain any statements which were necessary to make the statements made therein, in light of the circumstances, not misleading. All of the HRMX SEC Reports, as of their respective dates (and as of the date of any amendment to the respective HRMX SEC Reports), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(ii) Except as disclosed in the HRMX SEC Reports filed prior to the date hereof, HRMX and its Subsidiaries have not incurred any liabilities or obligations (whether or not accrued, contingent or otherwise) that are of a nature that would be required to be disclosed on a balance sheet of HRMX and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (A) liabilities incurred in the ordinary course of business or (B) liabilities that would not, in the aggregate, reasonably be expected to have a material adverse effect on HRMX.

(iii) Except as disclosed in the HRMX SEC Reports filed prior to the date hereof, HRMX and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material tax returns required to be filed by any of them and all such filed tax returns are complete and accurate in all material respects; (ii) have paid all taxes that are shown as due and payable on such filed tax returns or that HRMX or any of its Subsidiaries are obligated to pay without the filing of a tax return; (iii) have paid all other assessments received to date in respect of taxes other than those being contested in good faith for which provision has been made in accordance with GAAP on the most recent balance sheet included in HRMX's financial statements; (iv) have withheld from amounts owing to any employee, creditor or other person all taxes required by law to be withheld and have paid over to the proper governmental authority in a timely manner all such withheld amounts to the extent due and payable; and (v) have not waived any applicable statute of limitations with respect to United States federal or state income or franchise taxes and have not otherwise agreed to any extension of time with respect to a United States federal or state income or franchise tax assessment or deficiency.

          (3.8.14) BROKERS' OR FINDER'S FEES. Neither of the corporate parties hereto is aware of any claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     (3.9)  ADDITIONAL  POST-CLOSING  COVENANT

The ADT Shareholders shall at the sole expense of the Majority Shareholders of HRMX cause HRMX to dispose of any of remaining assets and liabilities of HRMX as promptly as practicable after Closing . In connection with such disposal, the Majority Shareholders of HRMX, jointly and severally, agree to indemnify and hold harmless both HRMX and the ADT Shareholders against any and all losses, claims, liabilities or expenses that may be associated with disposing of any assets and liabilities of HRMX that exist after the Closing.

     (3.10) MISCELLANEOUS  PROVISIONS

          (3.10.1) Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other. In addition, all parties shall consult with each other concerning the timing and content of any press release or news release to be issued by any of them.

          (3.10.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

          (3.10.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

          (3.10.4) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

          (3.10.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

          (3.10.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4. TERMINATION. This Agreement may be terminated by written notice, at any time prior to Closing, by any of the Parties whether before or after approval by the shareholders of either or both HRMX or ADT; (i) by mutual consent; (ii) by any party hereto during the due diligence phase, or (iii) by any of the Parties, in the event that any of the transactions provided for by this Agreement has not been implemented and approved by the proper governmental authorities within 120 days from the of this Agreement. In the event that termination of this Agreement by any party hereto, as provided above, this Agreement shall forthwith become void and there shall be no liability on the part of any party or its respective officers and directors, except as may exist pursuant to the Escrow Agreement .


EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, and when all of the counterparts are put together as one document it shall be a binding contract.



             The Remainder of this Page is Intentionally left Blank

     THIS AGREEMENT is executed on behalf of each of the parties as of the date first above written.


HAIRMAX  INTERNATIONAL,  INC.             ARCOTECT  DIGITAL  TECHNOLOGY  LTD

By:  /s/  Edward  A  Roth            By:  /s/  Daniel  Ng
     --------------------                 ---------------
     Edward  A  Roth,  President          Daniel  Ng,  President


ADT  Shareholders:

______________________________            ______________________________
(Individually)                            (Individually)

______________________________            ______________________________
(Individually)                            (Individually)

______________________________            ______________________________
(Individually)                            (Individually)

______________________________            ______________________________
(Individually)                            (Individually)

______________________________            ______________________________
(Individually)                            (Individually)

______________________________            ______________________________
(Individually)                            (Individually)


The  Majority  Shareholders  of  HRMX:

/s/ Edward  A  Roth
-------------------
(Individually)


/s/ Alisha  M  Roth
-------------------
(Individually)